SCHEDULE 14A

                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant /X/
Filed by a party other than the registrant / /
Check the appropriate box:
/ / Preliminary proxy statement
/x/ Definitive proxy statement
/ / Definitive additional materials
/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          Prudential Diversified Funds
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                (Name of Registrant as Specified in Its Charter)
                                 Not Applicable
       -----------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
          /x/  No fee required.
          / / Fee computed on table below per Exchange Act Rules 14a-(i)(4) and 0-11

          / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                          PRUDENTIAL DIVERSIFIED FUNDS
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                                                                 October 8, 1999

Dear Shareholder:

      Enclosed is a proxy statement asking you to vote for (1) the nominees for the Board of Trustees of Prudential Diversified Funds (the "Fund"), (2) the independent accountants for the Fund and (3) changes to certain of the Fund's investment restrictions.

      A shareholder meeting is being held on November 8, 1999 to consider these nominees, the independent accountants and the proposed changes to the Fund's investment restrictions and to transact any other business that may properly come before the meeting. This proxy statement contains detailed information about each of the nominees, information on the independent accountants, and an explanation of the proposed changes to the Fund's investment restrictions and we recommend that you read it carefully.

      Thank you for your attention to this matter and for your continuing investment in the Fund.


                                Very truly yours,


                                JOHN R. STRANGFELD, JR.
                                President



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     A PROXY card is enclosed along with the proxy statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. The Board of your Fund recommends that you vote "FOR" each of the nominees for Board Member, "FOR" ratification of the selection of the independent accountants and "FOR" all proposed changes to the fundamental investment restrictions of your Fund.
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                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

          Enclosed you will find one or more proxy cards relating to the Fund (depending on the number of portfolios in which you own shares). Please indicate your voting instructions on each of the enclosed proxy cards, date and sign them, and return them in the envelope provided. IF YOU SIGN, DATE AND RETURN A PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE NAMED IN THE ATTACHED PROXY STATEMENT, "FOR" RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS INDICATED ON THE CARD AND "FOR" ALL PROPOSED CHANGES TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing in your proxy cards promptly. Unless proxy cards are signed by the appropriate persons as indicated in the instructions below, they will not be voted.
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                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

            1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

            2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

            3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                   REGISTRATION                             VALID SIGNATURE
                   ------------                           -------------------

      Corporate Accounts
         (1) XYZ Corp. .............................   XYZ Corp.
                                                       Jane L. Doe, Treasurer
         (2) XYZ Corp. .............................   Jane L. Doe, Treasurer
         (3) XYZ Corp. c/o Jane Doe, Treasurer......   Jane L. Doe
         (4) XYZ Corp. Profit Sharing Plan..........   Jane L. Doe, Treasurer

      Partnership Accounts
         (1) The ABC Partnership....................   Robert Fogg, Partner
         (2) Fogg and Hale, Limited Partnership.....   Robert Fogg, General
                                                        Partner

      Trust Accounts
         (1) ABC Trust Account                         William X. Smith, Trustee
         (2) Ron F. Anderson, Trustee u/t/d 12/28/78   Ron F. Anderson

      Custodial or Estate Accounts
         (1) Katherine T. John, Cust.
              F/b/o Albert T. John, Jr. UGMA/UTMA...   Katherine T. John

                   REGISTRATION                             VALID SIGNATURE
                   ------------                           -------------------

         (2) Estate of Katherine T. John............   Albert T. John, Executor

                          PRUDENTIAL DIVERSIFIED FUNDS
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077


                           --------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           --------------------------

To Our Shareholders:

      Notice is hereby given that a Special Meeting of Shareholders of Prudential Diversified Funds (the "Fund") will be held at 10:00 a.m. Eastern time on November 8, 1999 at Prudential Plaza, 751 Broad Street, 24th Floor, Newark, New Jersey 07102, for the following purposes:

            1.  To elect nine Trustees.

            2.  To  ratify  the   selection   by  the  Board  of   Trustees   of
      PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending July 31, 2000.

            3.  To   approve   changes   to   certain   fundamental   investment
      restrictions.

            4. To consider and act upon any other business as may properly come before the Meeting and any adjournments thereof.

      Only holders of shares of beneficial interest of the Fund of record at the close of business on October 1, 1999 are entitled to notice of and to vote at the Meeting and any adjournments thereof.

                                   DAVID F. CONNOR
                                   Secretary


Dated: October 8, 1999



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 WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

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                          PRUDENTIAL DIVERSIFIED FUNDS
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852

                           --------------------------

                                 PROXY STATEMENT

      This proxy statement is furnished by the Board of Trustees of Prudential Diversified Funds (the "Fund") in connection with its solicitation of proxies for use at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 10:00 a.m. Eastern time on November 8, 1999 at Prudential Plaza, 751 Broad Street, 24th Floor, Newark, New Jersey 07102. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Special Meeting of Shareholders.

      The close of business on October 1, 1999, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. As of October 1, 1999, the Fund had the following shares of beneficial interest outstanding and entitled to vote:

                                             Shares of Beneficial Interest
             Portfolio                      Outstanding on October 1, 1999
             ---------                      ------------------------------

Prudential Diversified Conservative
 Growth Fund                                            7,208,590
Prudential Diversified Moderate Growth
 Fund                                                  11,136,004
Prudential Diversified High Growth Fund                10,684,600

Each share will be entitled to one vote for each proposal at the Meeting. It is expected that the Notice of Special Meeting of Shareholders, Proxy Statement and form of Proxy will first be mailed to shareholders on or about October 13, 1999.

      The Fund's most recent Annual Report has previously been sent to shareholders and may be obtained without charge by calling (800) 225-1852 (toll free) or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

      If the accompanying form of Proxy is properly executed and returned, shares represented by it will be voted at the Meeting, or any adjournments thereof, in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted for the election of the nominees for Trustee, for ratification of the selection of the independent accountants and for the changes to the fundamental investment restrictions. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund, by execution of a subsequent Proxy or by attendance at the Meeting. If sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast, provided a quorum is present. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment. A shareholder vote may be taken on one or more items in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event that the Meeting is adjourned, the same procedures will apply at a later Meeting date.

      If a Proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the broker or nominee does not have discretionary power), the shares represented thereby, with respect to matters to be determined by a majority or a plurality of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters. Accordingly, abstentions and broker non-votes will have no effect on Proposals No. 1 and 2, for which the required vote is a plurality or a majority number of the votes cast, but effectively will be a vote against Proposal No. 3, which requires approval of a majority of the outstanding voting securities under the Investment Company Act of 1940, as amended ("1940 Act").

      Information about persons who owned beneficially more than 5% of any portflio's outstanding shares as of the record date is set forth in Appendix C. To the knowledge of management, the executive officers and Trustees of the Fund, as a group, owned less than 1% of the outstanding shares of each portfolio as of October 1, 1999.

      The expense of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of Proxies will be largely by mail. Supplementary solicitations may include, without cost to the Fund, telephonic, telegraphic or oral communication by regular employees of Prudential Investment Management Services LLC ("PIMS"), the Fund's distributor. In addition, Shareholder Communications Corporation, a proxy solicitation firm, may be retained at a cost of approximately $7,500 to solicit shareholders on behalf of the Fund.

      Prudential Investments Fund Management LLC ("PIFM" or the "Manager"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Fund's Manager under a management agreement dated as of November 12, 1998. Investment advisory services are provided to the Fund's three portfolios ("Portfolios") by investment advisory firms with which PIFM has entered into subadvisory agreements ("Subadvisers") as listed in Appendix A. As noted above, PIMS, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the distributor of the Fund's shares. The Fund's transfer agent is Prudential Mutual Fund Services LLC ("PMFS"), Raritan Plaza One, Edison, New Jersey 08837. As of July 31, 1999, PIFM served as the manager to forty-six open-end investment companies, and as manager or administrator to twenty-two closed-end investment companies, with aggregate assets of more than $70 billion. The Fund's Board of Trustees oversees the actions of the Fund's Manager and Subadvisers and decides upon matters of general policy.

                              ELECTION OF TRUSTEES
                                (PROPOSAL NO. 1)

      The Board of Trustees has acted to expand its membership and has nominated the nine individuals identified below for election to the Fund's Board of Trustees at the Meeting. Under Proposal No. 1, shareholders of the Fund are being asked to vote for those nominees. Pertinent information about each nominee is set forth in the listing below. Each nominee has indicated a willingness to serve if elected. The Fund does not intend to hold annual meetings of shareholders unless the election of Trustees is required under the 1940 Act. Accordingly, if elected each nominee will serve for a term of unlimited duration until his term expires in accordance with the Fund's retirement policy or until the next meeting of shareholders at which Trustees are elected, whichever is earlier. The Fund's amended retirement policy calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

      The increase in the size of the Board and the nomination of these nominees to serve as the Board Members for the Fund reflects an overall plan to coordinate and enhance the efficiency of the governance of the Fund. The Fund's Board believes that the Fund will benefit from the diversity and experience of the nominees that would comprise the expanded Board. These nominees have had distinguished careers in business, finance, government and other areas and will bring a wide range of expertise to the Board. Six of the nine nominees have no affiliation with PIFM or The Prudential Insurance Company of America ("Prudential") and would be independent Board Members. Independent Board Members are charged with special responsibilities, among other things, to approve advisory, distribution and similar agreements between the Fund and management. They also constitute the members of the Board's Audit and Nominating Committees. In the course of their duties, Board Members must review and understand large amounts of financial and technical material and must be willing to devote substantial amounts of time to their duties. Due to the demands of service on the Boards, independent nominees may need to reject other attractive opportunities. Each of the independent nominees already serves as an independent Board Member for other funds within the Prudential Mutual Fund Complex and understands the operations of the complex. The three nominees for Trustee who are affiliated with the Fund's Manager or Prudential currently serve on the Board of most of the other funds in the Prudential Mutual Fund Complex. It is proposed that they join the Fund's Board to provide continuity and consistency.

      Effective October 1, 1999, the fee paid to each independent Trustee of the funds in the cluster of the Prudential Mutual Funds of which the Fund is a part is $55,000 per year. The Fund's proportionate annual share of this aggregate fee is approximately $9,000. Board Members affiliated with PIFM or Prudential will continue to receive no compensation from the Fund (or any other fund in the Prudential Mutual Fund Complex). Board Members will continue to be reimbursed for any expenses incurred in attending meetings and for other incidental expenses. Effective October 1, 1999, independent Board Members serving as chair of the Audit Committee and Nominating Committee within the Fund's cluster receive an additional $2,000 per year per Committee (for which the Fund's proportionate share is about $300). Mr. Dorsey has been elected Chair of the Fund's Audit Committee and Nominating Committee for the forthcoming year. Mr. Mooney, the cluster's representative on the Executive Committee, which serves as liaison between the Prudential Mutual Funds and Fund management, receives an additional $8,000 per year from the funds within the Fund's cluster (the Fund's proportionate share is about $1,200). The annual Board fees per fund and per cluster in the Prudential Mutual Fund Complex may be reviewed periodically and changed by each fund's Board. The other funds in the Fund's cluster are First Financial Fund, Inc., The High Yield Plus Fund, Inc., Global Utility Fund, Inc., The Target Portfolio Trust and Target Funds.

      The following table sets forth information relating to the compensation paid to Board Members and Board nominees during the past fiscal year:

                               COMPENSATION TABLE

                                                          Total Compensation
                                       Aggregate             paid to Board
                                      Compensation         Members From Fund
Board Members and Nominees(1)          From Fund          and Fund Complex(2)
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Dorsey, Eugene C.*                       $3,750             $ 70,000(17/46)+
Gunia, Robert F.                         $    0             $      0
LaBlanc, Robert E.                       $    0             $ 45,000(14/17)+
McCorkindale, Douglas H.*                $3,750             $ 70,000(23/40)+
Mooney, Thomas T.*                       $3,750             $115,000(35/70)+
Odenath, Jr., David R.                   $    0             $      0
Stoneburn, Stephen                       $    0             $ 45,000(14/17)+
Strangfeld, Jr., John R.                 $    0             $      0
Whitehead, Clay T.                       $    0             $ 45,000(18/24)+

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* Total compensation from all funds in the Fund Complex for the calendar year ended December 31, 1998 includes amounts deferred at the election of Trustees under the funds' deferred compensation plan. Including accrued interest, total compensation amounted to approximately $85,445 for Mr. Dorsey, $71,145 for Mr. McCorkindale and $119,740 for Mr. Mooney. During the calendar year ended December 31, 1998, Messrs. Dorsey and McCorkindale elected to defer all compensation from the Fund. Including accrued interest, aggregate compensation with respect to the Fund amounted to $3,791 and $3,991 for Messrs. Dorsey and McCorkindale, respectively.

+ Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Board members who are "interested," as defined in the 1940 Act, did not receive compensation from the Fund or Fund Complex.

(2) No fund within the Fund Complex has a bonus, pension, profit sharing or retirement plan.

      Board Members may elect to receive their Trustees' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Board Member's fee in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order of the Securities and Exchange Commission ("SEC"), at the daily rate of return of a Portfolio. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Board Member. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

      It is the intention of the persons named in the accompanying form of proxy to vote for the election of Eugene C. Dorsey, Robert F. Gunia, Robert E. LaBlanc, Douglas H. McCorkindale, Thomas T. Mooney, David Odenath, Stephen Stoneburn, John R. Strangfeld, Jr. and Clay T. Whitehead. Messrs. Dorsey, McCorkindale, Mooney and Strangfeld are currently Trustees. The nominees for independent Trustees were selected by the Nominating Committee in August 1999 and the full Board approved all nominees for Board membership on the same date. Each of the nominees has consented to be named in this proxy statement and to serve as a Trustee if elected. Only Messrs. Dorsey, McCorkindale and Mooney have previously been elected by shareholders (in October 1998). Mr. Strangfeld was elected by the Board of Trustees in May 1999. Messrs. Gunia, LaBlanc, Odenath, Stoneburn and Whitehead were each nominated to serve as a Trustee in August 1999.

      The following table sets forth certain information concerning each of the nominees and each Trustee of the Fund standing for reelection.


                   INFORMATION REGARDING TRUSTEES AND NOMINEES

                                                                   Shares of
                                                                  Beneficial
 Name, age, business experience during the       Position      Interest Owned at
  past five years and other directorships       With Fund       October 1, 1999
  ---------------------------------------       ---------       ---------------

EUGENE C.  DORSEY  (72),  Retired  President,    Trustee           --------
Chief Executive Officer and Trustee,  Gannett
Foundation  (now Freedom Forum)  (1981-1989);
former publisher, four Gannett newspapers and
Vice    President   of   Gannett   Co.   Inc.
(1978-1981);   past   Chairman,   Independent
Sector, Washington,  D.C. (national coalition
of philanthropic  organizations) (1989-1992);
former  Chairman of the American  Council for
the Arts; former Director,  Advisory Board of
Chase  Manhattan Bank of Rochester;  Director
of Global Utility Fund,  Inc., The High Yield
Plus Fund,  Inc., First Financial Fund, Inc.,
Prudential   Diversified   Bond  Fund,  Inc.,
Prudential   Government  Income  Fund,  Inc.,
Prudential High Yield Fund, Inc.,  Prudential
High   Yield   Total   Return   Fund,   Inc.,
Prudential  National  Municipals  Fund, Inc.,
Prudential  Structured  Maturity Fund,  Inc.;
Trustee,  The Target Portfolio Trust,  Target
Funds,   Prudential   Municipal   Bond  Fund,
Prudential   Government   Securities   Trust,
Prudential    Municipal   Series   Fund   and
Prudential California Municipal Fund.

                                                                   Shares of
                                                                  Beneficial
 Name, age, business experience during the       Position      Interest Owned at
  past five years and other directorships       With Fund       October 1, 1999
  ---------------------------------------       ---------       ---------------

*ROBERT F. GUNIA (52), Chief  Administrative     Nominee           --------
Officer  (since  March  1999) of  Prudential   for Trustee
Investments;  Vice  President of  Prudential
(since  September   1997);   Executive  Vice
President   and  Treasurer  of  PIFM  (since
December   1996);   formerly   Senior   Vice
President    of    Prudential     Securities
Incorporated  (from March 1997 to May 1999);
formerly Chief Administrative  Officer (July
1990-September   1996),   Director  (January
1989-September   1996)  and  Executive  Vice
President,  Treasurer  and  Chief  Financial
Officer   (June   1987-September   1996)  of
Prudential  Mutual  Fund  Management,  Inc.;
Vice President and Director (since May 1989)
of The Asia Pacific Fund, Inc.;  Director of
The High Yield Income Fund, Inc., Prudential
Distressed Securities Fund, Inc., Prudential
Diversified  Bond  Fund,  Inc.,   Prudential
Emerging  Growth  Fund,   Inc.,   Prudential
Equity Fund, Inc.,  Prudential Europe Growth
Fund, Inc.,  Prudential Global Genesis Fund,
Inc.,  Prudential  Global  Limited  Maturity
Fund, Inc.,  Prudential  Global Total Return
Fund,  Inc.,  Prudential  Government  Income
Fund,  Inc.,  Prudential  High  Yield  Fund,
Inc.,  Prudential  High Yield  Total  Return
Fund,   Inc.,    Prudential    Institutional
Liquidity   Portfolio,    Inc.,   Prudential
Intermediate   Global  Income  Fund,   Inc.,
Prudential  International  Bond Fund,  Inc.,
Prudential     MoneyMart    Assets,    Inc.,
Prudential  National  Municipals Fund, Inc.,
Prudential  Natural  Resources  Fund,  Inc.,
Prudential   Pacific   Growth  Fund,   Inc.,
Prudential  Sector Funds,  Inc.,  Prudential
Small-Cap  Quantum  Fund,  Inc.,  Prudential
Small Company Value Fund,  Inc.,  Prudential
Special Money Market Fund, Inc.,  Prudential
Structured  Maturity Fund, Inc.,  Prudential
Tax-Free Money Fund, Inc.,  Prudential World
Fund,  Inc.  and The  Prudential  Investment
Portfolios,    Inc.;    Trustee    of   Cash
Accumulation Trust, Command Government Fund,
Command Money Fund,  Command  Tax-Free Fund,
Prudential    Balanced   Fund,    Prudential
California   Municipal   Fund,    Prudential
Developing  Markets Fund,  Prudential Equity
Income    Fund,     Prudential    Government
Securities  Trust,  Prudential  Index Series
Fund,   Prudential   Mid-Cap   Value   Fund,
Prudential  Municipal Bond Fund,  Prudential
Municipal   Series  Fund,   Prudential  Real
Estate    Securities    Fund,     Prudential
Tax-Managed  Equity Fund,  Prudential  20/20
Focus Fund and Target Funds.


-----------------------
* Indicates "interested" Trustee, as defined by the 1940 Act, by reason of his affiliation with Prudential or PIFM.

                                                                   Shares of
                                                                  Beneficial
 Name, age, business experience during the       Position      Interest Owned at
  past five years and other directorships       With Fund       October 1, 1999
  ---------------------------------------       ---------       ---------------

ROBERT E. LABLANC (65),  President of Robert     Nominee           --------
E.      LaBlanc       Associates,       Inc.   for Trustee
(telecommunications)  since  1981;  formerly
General   Partner   at   Salomon   Brothers;
formerly   Vice   Chairman  of   Continental
Telecom;     Director     of    Salient    3
Communications,      Storage      Technology
Corporation,        Titan       Corporation,
TIE/communications,    Inc.,   The   Tribune
Company,       Chartered       Semiconductor
Manufacturing,   Ltd.,   Prudential   Europe
Growth Fund, Inc., Prudential Global Genesis
Fund,   Inc.,    Prudential    Institutional
Liquidity   Portfolio,    Inc.,   Prudential
MoneyMart Assets,  Inc.,  Prudential Natural
Resources  Fund,  Inc.,  Prudential  Pacific
Growth Fund, Inc.,  Prudential Special Money
Market Fund, Inc., Prudential Tax-Free Money
Fund, Inc. and Prudential  World Fund, Inc.;
Trustee of Cash Accumulation Trust,  Command
Government Fund, Command Money Fund, Command
Tax-Free Fund, Prudential Developing Markets
Fund, Target Funds and Manhattan College.

DOUGLAS H. MCCORKINDALE  (60), Vice Chairman     Trustee           --------
(since  March  1984)  and  President  (since
September   1997)  of  Gannett  Co.,   Inc.;
Director  of  Continental  Airlines,   Inc.,
Gannett Co., Inc., Frontier Corporation, The
High Yield Plus Fund,  Inc., First Financial
Fund,  Inc.,   Global  Utility  Fund,  Inc.,
Prudential Distressed Securities Fund, Inc.,
Prudential   Emerging  Growth  Fund,   Inc.,
Prudential  Equity  Fund,  Inc.,  Prudential
Global   Limited    Maturity   Fund,   Inc.,
Prudential  Intermediate Global Income Fund,
Inc.,  Prudential  International  Bond Fund,
Inc., The Prudential Investment  Portfolios,
Inc.,   Prudential   Sector   Funds,   Inc.,
Prudential  Small-Cap  Quantum  Fund,  Inc.,
Prudential  Small Company Value Fund,  Inc.,
Prudential  Global Total Return Fund,  Inc.;
Trustee  of  Prudential  20/20  Focus  Fund,
Prudential    Balanced   Fund,    Prudential
Diversified Funds,  Prudential Equity Income
Fund,    Prudential   Index   Series   Fund,
Prudential  Mid-Cap  Value Fund,  Prudential
Real  Estate  Securities  Fund,   Prudential
Tax-Managed  Equity  Fund,  Target Funds and
The Target Portfolio Trust.

                                                                   Shares of
                                                                  Beneficial
 Name, age, business experience during the       Position      Interest Owned at
  past five years and other directorships       With Fund       October 1, 1999
  ---------------------------------------       ---------       ---------------

THOMAS  T.  MOONEY  (58),  President  of  the    Trustee           --------
Greater  Rochester  Metro Chamber of Commerce
(since 1976);  former  Rochester City Manager
(during   1973);   Trustee   of  Center   for
Governmental Research, Inc.; Director of Blue
Cross of Rochester,  Executive  Service Corps
of Rochester,  Monroe County Water Authority,
Monroe    County    Industrial    Development
Corporation,   Northeast  Midwest  Institute,
Rochester  Jobs,  Inc.,  Global Utility Fund,
Inc.,  Prudential Distressed Securities Fund,
Inc., Prudential Diversified Bond Fund, Inc.,
Prudential   Emerging   Growth  Fund,   Inc.,
Prudential  Equity  Fund,  Inc.,   Prudential
Global   Limited    Maturity   Fund,    Inc.,
Prudential   Government  Income  Fund,  Inc.,
Prudential High Yield Fund, Inc.,  Prudential
High   Yield   Total   Return   Fund,   Inc.,
Prudential  Intermediate  Global Income Fund,
Inc.,  Prudential  International  Bond  Fund,
Inc., The Prudential  Investment  Portfolios,
Inc.,  Prudential  National  Municipals Fund,
Inc.,    Prudential   Sector   Funds,   Inc.,
Prudential   Small-Cap  Quantum  Fund,  Inc.,
Prudential  Small Company  Value Fund,  Inc.,
Prudential  Structured  Maturity Fund,  Inc.,
Prudential  Global Total  Return Fund,  Inc.,
The High Yield Income Fund, Inc.;  President,
Director  and  Treasurer  of First  Financial
Fund,  Inc.  and The High  Yield  Plus  Fund,
Inc.; Trustee of Prudential 20/20 Focus Fund,
Prudential    Balanced    Fund,    Prudential
California Municipal Fund,  Prudential Equity
Income Fund, Prudential Government Securities
Trust,    Prudential   Index   Series   Fund,
Prudential  Mid-Cap  Value  Fund,  Prudential
Municipal  Bond  Fund,  Prudential  Municipal
Series   Fund,    Prudential    Real   Estate
Securities   Fund,   Prudential   Tax-Managed
Equity  Fund,  Target  Funds  and The  Target
Portfolio Trust.

                                                                   Shares of
                                                                  Beneficial
 Name, age, business experience during the       Position      Interest Owned at
  past five years and other directorships       With Fund       October 1, 1999
  ---------------------------------------       ---------       ---------------

*DAVID R.  ODENATH,  Jr.  (42),  Officer  in     Nominee           --------
Charge,  President,  Chief Operating Officer       for
(since   June  1999),   PIFM;   Senior  Vice     Trustee
President  (since June 1999), The Prudential
Insurance  Company of  America;  Senior Vice
President     (August     1993-May    1999),
PaineWebber Group,  Inc.;  Director  of  The
High Yield  Income  Fund,  Inc.,  Prudential
Distressed Securities Fund, Inc., Prudential
Diversified  Bond  Fund,  Inc.,   Prudential
Emerging  Growth  Fund,   Inc.,   Prudential
Equity Fund, Inc.,  Prudential Europe Growth
Fund, Inc.,  Prudential Global Genesis Fund,
Inc.,  Prudential  Global  Limited  Maturity
Fund, Inc.,  Prudential  Global Total Return
Fund,  Inc.,  Prudential  Government  Income
Fund,  Inc.,  Prudential  High  Yield  Fund,
Inc.,  Prudential  High Yield  Total  Return
Fund,   Inc.,    Prudential    Institutional
Liquidity   Portfolio,    Inc.,   Prudential
Intermediate   Global  Income  Fund,   Inc.,
Prudential  International  Bond Fund,  Inc.,
Prudential     MoneyMart    Assets,    Inc.,
Prudential  National  Municipals Fund, Inc.,
Prudential  Natural  Resources  Fund,  Inc.,
Prudential   Pacific   Growth  Fund,   Inc.,
Prudential  Sector Funds,  Inc.,  Prudential
Small-Cap  Quantum  Fund,  Inc.,  Prudential
Small Company Value Fund,  Inc.,  Prudential
Special Money Market Fund, Inc.,  Prudential
Structured  Maturity Fund, Inc.,  Prudential
Tax-Free Money Fund, Inc.,  Prudential World
Fund,  Inc.  and The  Prudential  Investment
Portfolios,    Inc.;    Trustee    of   Cash
Accumulation Trust, Command Government Fund,
Command Money Fund,  Command  Tax-Free Fund,
Prudential    Balanced   Fund,    Prudential
California   Municipal   Fund,    Prudential
Developing  Markets Fund,  Prudential Equity
Income    Fund,     Prudential    Government
Securities  Trust,  Prudential  Index Series
Fund,   Prudential   Mid-Cap   Value   Fund,
Prudential  Municipal Bond Fund,  Prudential
Municipal   Series  Fund,   Prudential  Real
Estate    Securities    Fund,     Prudential
Tax-Managed  Equity Fund,  Prudential  20/20
Focus Fund and Target Funds.


--------------------------
* Indicates "interested" Trustee, as defined by the 1940 Act, by reason of his affiliation with Prudential or PIFM.

                                                                   Shares of
                                                                  Beneficial
 Name, age, business experience during the       Position      Interest Owned at
  past five years and other directorships       With Fund       October 1, 1999
  ---------------------------------------       ---------       ---------------

STEPHEN STONEBURN (56),  President and Chief     Nominee           --------
Executive  Officer,   Quadrant  Media  Corp.       for
(publishing)  (since  June  1996);  formerly     Trustee
President,   Argus  Integrated  Media,  Inc.
(June 1995-June 1996);  formerly Senior Vice
President  and  Managing  Director,   Cowles
Business  Media (January  1993-1995);  prior
thereto,   Senior  Vice  President  (January
1991-1992)  and  Publishing  Vice  President
(May  1989  -   December   1990)  of  Gralla
Publications    (a    division   of   United
Newspapers,   U.K.);  formerly  Senior  Vice
President of Fairchild  Publications,  Inc.;
Director of  Prudential  Europe Growth Fund,
Inc.,  Prudential Global Genesis Fund, Inc.,
Prudential      Institutional      Liquidity
Portfolio,    Inc.,   Prudential   MoneyMart
Assets,  Inc.,  Prudential Natural Resources
Fund, Inc.,  Prudential Pacific Growth Fund,
Inc.,  Prudential Special Money Market Fund,
Inc.,  Prudential  Tax-Free Money Fund, Inc.
and Prudential World Fund, Inc.;  Trustee of
Cash Accumulation Trust,  Command Government
Fund,  Command Money Fund,  Command Tax-Free
Fund, Prudential Developing Markets Fund and
Target Funds.

                                                                   Shares of
                                                                  Beneficial
 Name, age, business experience during the       Position      Interest Owned at
  past five years and other directorships       With Fund       October 1, 1999
  ---------------------------------------       ---------       ---------------

*JOHN  R.   STRANGFELD,   JR.  (45),   Chief     President         --------
Executive Officer,  Chairman,  President and        and
Director   of  The   Prudential   Investment      Trustee
Corporation (since January 1990),  Executive
Vice  President of  Prudential  Global Asset
Management   Group  of   Prudential   (since
February   1998)  and   Chairman  of  Pricoa
Capital Group (since August 1989);  formerly
Chief Executive Officer of the Private Asset
Management  Group  of  Prudential  (November
1994  -  December   1998);   President   and
Director  of  Global  Utility  Fund,   Inc.,
Prudential Distressed Securities Fund, Inc.,
Prudential   Diversified  Bond  Fund,  Inc.,
Prudential   Emerging  Growth  Fund,   Inc.,
Prudential  Equity  Fund,  Inc.,  Prudential
Europe Growth Fund, Inc.,  Prudential Global
Genesis  Fund,   Inc.,   Prudential   Global
Limited  Maturity  Fund,  Inc.,   Prudential
Global Total Return Fund,  Inc.,  Prudential
Government  Income  Fund,  Inc.,  Prudential
High Yield Fund, Inc., Prudential High Yield
Total   Return   Fund,   Inc.,    Prudential
Institutional  Liquidity  Portfolio,   Inc.,
Prudential  Intermediate Global Income Fund,
Inc.,  Prudential  International  Bond Fund,
Inc.,  Prudential  MoneyMart  Assets,  Inc.,
Prudential  National  Municipals Fund, Inc.,
Prudential  Natural  Resources  Fund,  Inc.,
Prudential   Pacific   Growth  Fund,   Inc.,
Prudential  Sector Funds,  Inc.,  Prudential
Small-Cap  Quantum  Fund,  Inc.,  Prudential
Small Company Value Fund,  Inc.,  Prudential
Special Money Market Fund, Inc.,  Prudential
Structured  Maturity Fund, Inc.,  Prudential
Tax-Free Money Fund, Inc.,  Prudential World
Fund, Inc., The High Yield Income Fund, Inc.
and The  Prudential  Investment  Portfolios,
Inc.;   President   and   Trustee   of  Cash
Accumulation Trust, Command Government Fund,
Command Money Fund,  Command  Tax-Free Fund,
Prudential    Balanced   Fund,    Prudential
California   Municipal   Fund,    Prudential
Developing  Markets Fund,  Prudential Equity
Income    Fund,     Prudential    Government
Securities  Trust,  Prudential  Index Series
Fund,   Prudential   Mid-Cap   Value   Fund,
Prudential  Municipal Bond Fund,  Prudential
Municipal   Series  Fund,   Prudential  Real
Estate    Securities    Fund,     Prudential
Tax-Managed  Equity Fund,  Prudential  20/20
Focus  Fund,  Target  Funds  and The  Target
Portfolio Trust.


----------------------------
* Indicates "interested" Trustee, as defined by the 1940 Act, by reason of his affiliation with Prudential or PIFM.

                                                                   Shares of
                                                                  Beneficial
 Name, age, business experience during the       Position      Interest Owned at
  past five years and other directorships       With Fund       October 1, 1999
  ---------------------------------------       ---------       ---------------

CLAY  T.   WHITEHEAD   (60),   President  of     Nominee           --------
National   Exchange   Inc.   (new   business       for
development    firm)   (since   May   1983);     Trustee
Director of Prudential Distressed Securities
Fund, Inc., Prudential Emerging Growth Fund,
Inc.,    Prudential   Equity   Fund,   Inc.,
Prudential   Europe   Growth   Fund,   Inc.,
Prudential   Global   Genesis  Fund,   Inc.,
Prudential  Global  Limited  Maturity  Fund,
Inc.,  Prudential  Global Total Return Fund,
Inc.,  Prudential   Institutional  Liquidity
Portfolio,   Inc.,  Prudential  Intermediate
Global   Income   Fund,   Inc.,   Prudential
International  Bond Fund,  Inc.,  Prudential
MoneyMart Assets,  Inc.,  Prudential Natural
Resources  Fund,  Inc.,  Prudential  Pacific
Growth Fund, Inc.,  Prudential Sector Funds,
Inc.,  Prudential  Small-Cap  Quantum  Fund,
Inc.,  Prudential  Small Company Value Fund,
Inc.,  Prudential Special Money Market Fund,
Inc.,  Prudential Tax-Free Money Fund, Inc.,
Prudential   World   Fund,   Inc.   and  The
Prudential  Investment   Portfolios,   Inc.;
Trustee of Cash Accumulation Trust,  Command
Government Fund, Command Money Fund, Command
Tax-Free  Fund,  Prudential  Balanced  Fund,
Prudential    Developing    Markets    Fund,
Prudential  Equity  Income Fund,  Prudential
Index Series Fund,  Prudential Mid-Cap Value
Fund,   Prudential  Real  Estate  Securities
Fund,  Prudential  Tax-Managed  Equity Fund,
Prudential   20/20  Focus  Fund  and  Target
Funds.

      The Fund has a Nominating Committee and an Audit Committee, the members of both of which are the independent Board Members. The Audit Committee makes recommendations to the Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Nominating Committee makes recommendations to the Board with respect to candidates for election as Board Members. The Nominating Committee does not consider nominees recommended by shareholders to fill vacancies on the Board.

      There were four meetings of the Fund's Board of Trustees held during the fiscal year ended July 31, 1999. The members of the Audit and Nominating Committees are Messrs. Dorsey, McCorkindale and Mooney. The Audit Committee met two times during the fiscal year ended July 31, 1999. The Nominating Committee met once during the fiscal year ended July 31, 1999, and met once thereafter. No Trustee attended fewer than 75% of the aggregate of the total number of meetings of the Board of Trustees, the Audit Committee and the Nominating Committee held during the 1999 fiscal year.

      The executive officers of the Fund are listed in Appendix B. They are elected annually by the Board of Trustees.

REQUIRED VOTE

      The nominees receiving the affirmative vote of a plurality of the votes cast will be elected Trustees, provided a quorum is present. Forty percent (40%) of the shares entitled to vote constitutes a quorum for the transaction of business.

      THE BOARD OF TRUSTEES, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1.


              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

      The Board of Trustees, including Trustees who are not interested persons of the Fund, has selected PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending July 31, 2000. The ratification of the selection of independent public accountants is to be voted upon at the Meeting and it is intended that the persons named as proxies in the accompanying Proxy will vote for PricewaterhouseCoopers LLP. No representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting but a representative will be available to answer any questions or make any statements should any matter arise requiring their presence. PricewaterhouseCoopers LLP has informed the Fund that they have no material direct or indirect financial interest in the Fund.

      The policy of the Board of Trustees regarding engaging independent accountants' services is that management may engage the Fund's principal independent public accountants to perform any service(s) normally provided by independent accounting firms provided that such service(s) meet(s) any and all of the independence requirements of the American Institute of Certified Public Accountants and the SEC. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent public accountants prior to their being rendered. The Board of Trustees of the Fund receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

REQUIRED VOTE

      Approval of Proposal No. 2 requires a vote of a majority of the votes cast with respect to Proposal No. 2 at the Meeting, provided a quorum is present.

      THE BOARD OF TRUSTEES, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL NO. 2.

              APPROVAL OF CHANGES TO CERTAIN FUNDAMENTAL INVESTMENT
                         RESTRICTIONS OF THE PORTFOLIOS
                                (PROPOSAL NO. 3)

      Changes are proposed to the fundamental investment restrictions ("fundamental restrictions") of the Portfolios. Pursuant to the 1940 Act, each Portfolio has adopted certain fundamental restrictions, which may be changed only with shareholder approval. Investment policies and other restrictions that each Portfolio has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board of Trustees without shareholder approval. Thus, fundamental restrictions that become non-fundamental can thereafter be amended by the Board without a vote of shareholders.

      Several of the current fundamental restrictions of the Portfolios reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Accordingly, the Board now has approved revisions to each Portfolio's fundamental restrictions in order to simplify, modernize and make more uniform those restrictions that are required to be fundamental.

      The Board believes that by reducing to a minimum those restrictions that can be changed only by shareholder vote, the Portfolios will be able to avoid the costs and delays associated with a shareholder meeting if the Board decides to make future changes to its investment policies. Although the proposed changes in fundamental restrictions will allow each Portfolio greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in the Portfolios or the manner in which the Portfolios are managed. Most importantly, the Portfolios' respective investment objectives and policies will be unchanged.

      PROPOSED CHANGES. The following is the text of the proposed restrictions, marked to show changes to the current restrictions, and a summary description of the proposed changes to each Portfolio's fundamental restrictions, together with the text of those non-fundamental restrictions that would be adopted in connection with the elimination of certain of the Portfolios' current fundamental restrictions. The text below also includes those fundamental restrictions that are being eliminated for which no corresponding non-fundamental restrictions are being proposed. Proposed deletions are stricken; proposed new text is bold and underlined. The fundamental restrictions of each of the Portfolios are identical to one another, and the proposed changes are proposed with respect to the investment restrictions of each Portfolio. Shareholders should note that certain of the fundamental restrictions that are treated separately below currently are combined within a single existing fundamental restriction.

A.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION

PROPOSED CHANGE: Upon approval of Proposal 3A, the existing fundamental restriction on portfolio diversification would be modified as follows:


"Each Portfolio is a "diversified company" as defined in the 1940 Act. Each Portfolio will not purchase the securities of any issuer if, as a result, the Portfolio would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC Staff (collectively, the "1940 Act Laws and Interpretations") or to the extent that the Portfolio may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions")."


DISCUSSION: In order to qualify as a diversified investment company under the 1940 Act, each Portfolio may not purchase securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation. This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies. The proposed restriction adopts the same 1940 Act standards. However, by not listing the percentage limitations, the proposed restriction would change automatically if the 1940 Act Laws, Interpretations and Exemptions change.

B. MODIFICATION AND RECLASSIFICATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS

PROPOSED CHANGE: Upon approval of Proposal 3B, the existing fundamental restriction on engaging in margin transactions would be eliminated and each Portfolio would become subject to the following non-fundamental restriction:


"A Portfolio may not purchase securities on margin, provided that the Portfolio may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."


DISCUSSION: The Portfolios are not required to have a fundamental restriction with respect to margin transactions. To maximize each Portfolio's flexibility in this area, the Board believes that the existing fundamental restriction on margin transactions should be replaced with a non-fundamental restriction. The proposed non-fundamental restriction eliminates any possible confusion over each Portfolio's ability to use forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, as each Portfolio intends to do from time to time.

C. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND BORROWING MONEY

PROPOSED CHANGE: Upon approval of Proposal 3C, the existing fundamental restriction on issuing senior securities and borrowing money would be modified as follows:

"A Portfolio may not issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions."


DISCUSSION: The proposed changes would make each Portfolio's fundamental restriction on issuing senior securities or borrowing money no more limiting than required by the 1940 Act. Generally, under the 1940 Act, funds may borrow money in an amount not exceeding 33-1/3% of fund total assets (including the amounts borrowed). The Board believes that changing the Portfolios' fundamental restrictions in this manner will provide flexibility for future contingencies. However, the Board does not currently intend to change the Portfolios' operations, under which the Portfolios do not borrow or use leverage for investment purposes.

D.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS

PROPOSED CHANGE: Upon approval of Proposal 3D, the existing fundamental restriction on real estate investments would be modified to read as follows:


"A Portfolio may not buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."


DISCUSSION: The proposed changes to this fundamental restriction would provide more detail regarding the types of real estate related-securities that are permissible investments for the Portfolios, such as mortgage participations, and would permit the Portfolios to exercise rights under agreements relating to real estate-related securities. In addition, the proposed restriction includes an exception that permits each Portfolio to hold real estate acquired as a result of ownership of securities or other interests. Acquisition of real estate would subject each Portfolio to risks associated with real estate, such as liquidity risks, environmental risks and changes in tax and regulatory requirements. It is expected that the proposed changed policy would not materially affect the Portfolios' operations.

E.  MODIFICATION  AND RECLASSIFICATION  OF  FUNDAMENTAL RESTRICTION  ON PLEDGING
ASSETS

PROPOSED CHANGE: If Proposal 3C is approved, the existing fundamental restriction on pledging assets would be eliminated in conjunction with the modification of the Portfolios' fundamental restriction on issuing senior securities and borrowing money, as discussed above. The existing fundamental restriction provides that no Portfolio may:

     pledge its assets, except that [a Portfolio] ... may pledge its assets to secure ... borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Trust to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets ... subject to this restriction.

Upon approval of Proposal 3C, each Portfolio would become subject to the following non-fundamental restriction:

"A Portfolio will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

DISCUSSION: The Portfolios are not required to have a fundamental restriction with respect to the pledging of assets. To maximize each Portfolio's flexibility in this area, the Board believes that each Portfolio's restriction on pledging assets should be made non-fundamental. The non-fundamental restriction would be similar to the fundamental restriction proposed to be eliminated. The Board does not expect this change to have any impact on the Portfolios' operations, except that it would permit each Portfolio to pledge its assets in connection with any permissible borrowing, rather than only in connection with borrowing for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities, or for the clearance of transactions. It is expected that the proposed changed policy would not materially affect the Portfolios' operations.

F.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS

PROPOSED CHANGE: Upon approval of Proposal 3F, each Portfolio's existing fundamental restriction on making loans would be modified as follows:


"A Portfolio may not make loans, except through loans of assets of the Portfolio or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan."


DISCUSSION: The proposed changes to this fundamental restriction would more completely describe various debt instruments each Portfolio may purchase that do not constitute the making of a loan and would permit each Portfolio to lend Portfolio assets. However, it is expected that the proposed changed policy would not materially affect the Portfolios' operations.

G.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON CONCENTRATION

PROPOSED CHANGE: Upon approval of Proposal 3G, the existing fundamental restriction on concentration would be modified as follows:


"A Portfolio may not purchase any security if as a result 25% or more of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities."


DISCUSSION: The proposed changes to each Portfolio's fundamental restriction on concentration would make minor changes in wording from the existing fundamental restriction. It is expected that the proposed changed policy would not materially affect the Portfolios' operations.

H.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SELLING SECURITIES SHORT

PROPOSED CHANGE: Upon approval of Proposal 3H, each Portfolio's existing fundamental restriction on selling securities short would be eliminated.

DISCUSSION: The Portfolios are not required to have a fundamental restriction with respect to short sales of securities. A short sale of a security is a transaction in which a fund sells a security it does not own in anticipation of a decline in the market value of that security. To maximize each Portfolio's flexibility in this area, the Board believes that the restriction on short sales of securities, except short sales "against-the-box," should be eliminated. Although the Portfolios will not become subject to a comparable non-fundamental restriction, the Portfolios do not currently intend to engage in short sales of securities.

I. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF EXERCISING CONTROL

PROPOSED CHANGE: Upon approval of Proposal 3I, each Portfolio's existing fundamental restriction on investing for the purpose of exercising control would be eliminated.

DISCUSSION: The Board proposes to eliminate this fundamental restriction, which prohibits the Portfolios from investing in companies for the purpose of exercising control or management. Elimination of this restriction would clarify each Portfolio's ability to exercise freely its normal rights as a shareholder of the companies in which it invests. Although the Portfolios will not become subject to a comparable non-fundamental restriction, the Portfolios do not currently intend to become involved in directing or administering the day-to-day operations of any company.


                            *       *       *       *

REQUIRED VOTE: Approval of each of the changes contemplated by Proposal 3 requires the affirmative vote of a "majority of the outstanding voting securities" of each Portfolio, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding voting shares of each Portfolio or (2) 67% or more of the voting shares of each Portfolio present at the Meeting if more than 50% of the outstanding voting shares of each Portfolio are represented at the Meeting in person or by proxy.

      Any proposed changes that are approved by the shareholders of a Portfolio at the Meeting will be effective on that Portfolio's next business day.

      IF ONE OR MORE OF THE CHANGES CONTEMPLATED BY PROPOSAL 3 ARE NOT APPROVED BY A PORTFOLIO'S SHAREHOLDERS, THE RELATED EXISTING FUNDAMENTAL RESTRICTION(S) WILL CONTINUE IN EFFECT AS TO THAT PORTFOLIO.

                 THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                        "FOR" EACH PORTION OF PROPOSAL 3.

                                  OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named as proxies in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.


                              SHAREHOLDER PROPOSALS

      A shareholder's proposal intended to be presented at any subsequent meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Board of Trustees makes the solicitation relating to such meeting, in order to be included in the Fund's Proxy Statement and form of proxy relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

      The Fund is not required to hold annual meetings of shareholders if the election of Board Members is not required under the 1940 Act. It is the present intention of the Board not to hold annual meetings of shareholders unless such shareholder action is required.


                                   DAVID F. CONNOR
                                   Secretary

Dated:  October 8, 1999


      SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX A



                                   Subadvisers
                                   -----------

The following firms provide investment advisory services to each Portfolio, with the exception of Pacific Investment Management Company, which serves as subadviser for all Portfolios except Prudential Diversified High Growth Fund, and Lazard Asset Management, which serves as subadviser for all Portfolios except Prudential Diversified Conservative Growth Fund.

Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Franklin Advisers, Inc.
777 Mariners Island Boulevard
San Mateo, CA 94404

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

Pacific Investment Management Company
840 Newport Center Drive
Suite 300
Newport Beach, CA  92660

                                                                      APPENDIX B

                               OFFICER INFORMATION


   NAME (AGE)                 OFFICE WITH THE TRUST    PRINCIPAL OCCUPATIONS
   ----------                 ---------------------    ---------------------

John R. Strangfeld, Jr.(45)   Trustee and              See p. 11 of Proxy
                              President since May      Statement
                              1999

Robert F. Gunia (52)          Vice President since     See p. 6 of Proxy
                              August 1998;             Statement
                              nominee for Trustee

David F. Connor (35)          Secretary since          Assistant General Counsel
                              August 1998              (since   March  1998)  of
                                                       PIFM; Associate Attorney,
                                                       Drinker  Biddle  &  Reath
                                                       LLP prior thereto.

Grace C. Torres (40)          Treasurer and Principal  First   Vice    President
                              Financial and            (since  December 1996) of
                              Accounting Officer       PIFM;   First        Vice
                              since August 1998        President  (since   March
                                                       1993)   of     Prudential
                                                       Securities  Incorporated;
                                                       formerly    First    Vice
                                                       President  (March   1994-
                                                       September    1996)     of
                                                       Prudential  Mutual   Fund
                                                       Management, Inc.

Stephen M. Ungerman (46)      Assistant Treasurer      Tax Director (since March
                              since  August 1998       1996)   of     Prudential
                                                       Investments;     formerly
                                                       First    Vice   President
                                                       (February  1993-September
                                                       1996)   of     Prudential
                                                       Mutual Fund   Management,
                                                       Inc.

                                                                      APPENDIX C

       5% Shareholders of Prudential Diversified Conservative Growth Fund

                                                                                                         Percent of
     Name and Address of Shareholder               Class of Shares               Number of Shares           Class
     -------------------------------               ---------------               ----------------           -----
Prudential Trust Company                               Class A                       98, 132               10.28%
FBO Prudential Defined Contribution
ATTN: John Surdy
30 Scranton Office Park
Moosic, PA 18507

Conversion Holding Account                             Class A                        56,320                5.90%
P.O. Box 15040
New Brunswick, NJ 08906-5040

R K Company                                            Class C                        72,115                5.43%
1000 Royce Boulevard
Oakbrook Ter, IL 60181-4809

PMG IIA Fund                                           Class Z                      1,734,978              95.50%
Prudential Insurance Company
of America - Equity Products
Three Gateway Center
10th Floor
100 Mulberry Street
Newark, NJ 07102

         5% Shareholders of Prudential Diversified Moderate Growth Fund

                                                                                                         Percent of
     Name and Address of Shareholder               Class of Shares               Number of Shares           Class
     -------------------------------               ---------------               ----------------           -----

Prudential Trust Company                               Class A                       308,112               13.78%
FBO Prudential Defined Contribution
ATTN: John Surdy
30 Scranton Office Park
Moosic, PA 18507

PMG IIA Fund                                           Class Z                       668,059               96.64%
Prudential Insurance Company
of America - Equity Products
Three Gateway Center
10th Floor
100 Mulberry Street
Newark, NJ 07102



           5% Shareholders of Prudential Diversified High Growth Fund

                                                                                                         Percent of
     Name and Address of Shareholder               Class of Shares               Number of Shares           Class
     -------------------------------               ---------------               ----------------           -----

New Moon Investment LTD.                               Class A                       356,435               18.07%
P.O. Box 2003 Georgetown
Grand Pavilion Commercial CTR
802 West Bay Road
Grand Cayman
Cayman Islands, BWI

Francios Bitz                                          Class A                       176,991                8.97%
1640 Pleasant Hills Road
Baden, PA 15005-2518

PMG IIA Fund                                           Class Z                      2,861,815              99.06%
Prudential Insurance Company
of America - Equity Products
Three Gateway Center
10th Floor
100 Mulberry Street
Newark, NJ 07102

PRUDENTIAL DIVERSIFIED FUNDS

(Conservative Growth Fund)
PRUDENTIAL INVESTMENTS
GATEWAY CENTER THREE
100 MULBERRY STREET, 9TH FLOOR
NEWARK, NJ 07102-4077

PROXY SOLICITED BY THE BOARD OF TRUSTEES

      The undersigned, revoking previous proxies, hereby appoint(s) David F. Connor, Grace C. Torres and Stephen M. Ungerman, or any one or more of them, with full power of substitution, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at Prudential Plaza, 751 Broad Street, 24th Floor, Newark, New Jersey 07102 on November 8, 1999 at 10:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified below. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please indicate this. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

You may also vote your shares by touchtone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com

Please refer to the enclosed Proxy Statement for a complete discussion of this matter.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR EACH OF THE PROPOSALS

As to any other matter, said proxy holders shall vote in accordance with their best judgment.

VOTE THIS PROXY CARD TODAY!

YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

SHARES

CONTROL NUMBER

ACCOUNT NUMBER


--------------------------------------------------------------------------------

(perforation)
--------------------------------------------------------------------------------
                    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

CONSERVATIVE GROWTH FUND


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:

ELECTION OF TRUSTEES

1.    Nominees:                         /_/ For    /_/ Withhold    /_/ For All
                                            All        All             Except
      01) Eugene C. Dorsey
      02) Robert F. Gunia
      03) Robert E. LaBlanc
      04) Douglas H. McCorkindale
      05) Thomas T. Mooney
      06) David R. Odenath, Jr.
      07) Stephen Stoneburn
      08) John R. Strangfeld, Jr.
      09) Clay T. Whitehead

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.
__________________________

VOTE ON PROPOSALS
(PLACE "X" ONLY IN ONE BOX)



2.        To ratify the selection of          For    Against    Abstain
          PricewaterhouseCoopers LLP          /_/      /_/        /_/
          as independent public
          accountants for the fiscal
          year ending July 31, 2000.


3(a).     To modify the fundamental           For    Against    Abstain
          restriction on portfolio            /_/      /_/        /_/
          diversification.


3(b).     To modify and reclassify            For    Against    Abstain
          the fundamental restriction         /_/      /_/        /_/
          on margin transactions.

3(c).     To modify the fundamental           For    Against    Abstain
          restriction on issuing              /_/      /_/        /_/
          senior securities and
          borrowing money.  A vote
          "for" this proposed change to
          the Fund's fundamental
          restrictions would also have
          the effect of a vote "for"
          the proposed modification and
          reclassification of the
          fundamental restriction on
          pledging assets.


3(d).     To modify the fundamental           For    Against    Abstain
          restriction on real estate          /_/      /_/        /_/
          investments.


3(f).     To modify the fundamental           For    Against    Abstain
          restriction on making loans.        /_/      /_/        /_/


3(g).     To modify the fundamental           For    Against    Abstain
          restriction on                      /_/      /_/        /_/
          concentration.


3(h).     To eliminate the                    For    Against    Abstain
          fundamental restriction on          /_/      /_/        /_/
          selling securities short.


3(i).     To eliminate the                    For    Against    Abstain
          fundamental restriction on          /_/      /_/        /_/
          investing for the purpose
          of exercising control.

4.        To transact such other              For    Against    Abstain
          business as may properly            /_/      /_/        /_/
          come before the meeting and
          any adjournments thereof.





--------------------------------------    -----
Signature (PLEASE SIGN WITHIN BOX)        Date

--------------------------------------    -----
Signature (Joint Owners)                  Date

PRUDENTIAL DIVERSIFIED FUNDS

(Moderate Growth Fund)
PRUDENTIAL INVESTMENTS
GATEWAY CENTER THREE
100 MULBERRY STREET, 9TH FLOOR
NEWARK, NJ 07102-4077

PROXY SOLICITED BY THE BOARD OF TRUSTEES

      The undersigned, revoking previous proxies, hereby appoint(s) David F. Connor, Grace C. Torres and Stephen M. Ungerman, or any one or more of them, with full power of substitution, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at Prudential Plaza, 751 Broad Street, 24th Floor, Newark, New Jersey 07102 on November 8, 1999 at 10:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified below. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please indicate this. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

You may also vote your shares by touchtone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com

Please refer to the enclosed Proxy Statement for a complete discussion of this matter.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR EACH OF THE PROPOSALS

As to any other matter, said proxy holders shall vote in accordance with their best judgment.

VOTE THIS PROXY CARD TODAY!

YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

SHARES

CONTROL NUMBER

ACCOUNT NUMBER


--------------------------------------------------------------------------------

(perforation)
--------------------------------------------------------------------------------
                    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

MODERATE GROWTH FUND


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:

ELECTION OF TRUSTEES

1.    Nominees:                      /_/ For    /_/ Withhold    /_/ For All
                                         All        All             Except

      01) Eugene C. Dorsey
      02) Robert F. Gunia
      03) Robert E. LaBlanc
      04) Douglas H. McCorkindale
      05) Thomas T. Mooney
      06) David R. Odenath, Jr.
      07) Stephen Stoneburn
      08) John R. Strangfeld, Jr.
      09) Clay T. Whitehead

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.
__________________________

VOTE ON PROPOSALS
(PLACE "X" ONLY IN ONE BOX)



2.        To ratify the selection of       For    Against    Abstain
          PricewaterhouseCoopers LLP       /_/      /_/        /_/
          as independent public
          accountants for the fiscal
          year ending July 31, 2000.


3(a).     To modify the fundamental        For    Against    Abstain
          restriction on portfolio         /_/      /_/        /_/
          diversification.


3(b).     To modify and reclassify         For    Against    Abstain
          the fundamental restriction      /_/      /_/        /_/
          on margin transactions.

3(c).     To modify the fundamental        For    Against    Abstain
          restriction on issuing           /_/      /_/        /_/
          senior securities and
          borrowing money.  A vote
          "for" this proposed change to
          the Fund's fundamental
          restrictions would also have
          the effect of a vote "for"
          the proposed modification and
          reclassification of the
          fundamental restriction on
          pledging assets.


3(d).     To modify the fundamental        For    Against    Abstain
          restriction on real estate       /_/      /_/        /_/
          investments.


3(f).     To modify the fundamental        For    Against    Abstain
          restriction on making loans.     /_/      /_/        /_/


3(g).     To modify the fundamental        For    Against    Abstain
          restriction on                   /_/      /_/        /_/
          concentration.


3(h).     To eliminate the                 For    Against    Abstain
          fundamental restriction on       /_/      /_/        /_/
          selling securities short.


3(i).     To eliminate the                 For    Against    Abstain
          fundamental restriction on       /_/      /_/        /_/
          investing for the purpose
          of exercising control.

4.        To transact such other           For    Against    Abstain
          business as may properly         /_/      /_/        /_/
          come before the meeting and
          any adjournments thereof.





--------------------------------------    -----
Signature (PLEASE SIGN WITHIN BOX)        Date


--------------------------------------    -----
Signature (Joint Owners)                  Date

PRUDENTIAL DIVERSIFIED FUNDS

(High Growth Fund)
PRUDENTIAL INVESTMENTS
GATEWAY CENTER THREE
100 MULBERRY STREET, 9TH FLOOR
NEWARK, NJ 07102-4077

PROXY SOLICITED BY THE BOARD OF TRUSTEES

      The undersigned, revoking previous proxies, hereby appoint(s) David F. Connor, Grace C. Torres and Stephen M. Ungerman, or any one or more of them, with full power of substitution, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at Prudential Plaza, 751 Broad Street, 24th Floor, Newark, New Jersey 07102 on November 8, 1999 at 10:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified below. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please indicate this. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

You may also vote your shares by touchtone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com

Please refer to the enclosed Proxy Statement for a complete discussion of this matter.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR EACH OF THE PROPOSALS

As to any other matter, said proxy holders shall vote in accordance with their best judgment.

VOTE THIS PROXY CARD TODAY!

YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

SHARES

CONTROL NUMBER

ACCOUNT NUMBER


--------------------------------------------------------------------------------

(perforation)
--------------------------------------------------------------------------------
                    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

HIGH GROWTH FUND


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:

ELECTION OF TRUSTEES

1.    Nominees:                      /_/ For    /_/ Withhold    /_/ For All
                                         All        All             Except

      01) Eugene C. Dorsey
      02) Robert F. Gunia
      03) Robert E. LaBlanc
      04) Douglas H. McCorkindale
      05) Thomas T. Mooney
      06) David R. Odenath, Jr.
      07) Stephen Stoneburn
      08) John R. Strangfeld, Jr.
      09) Clay T. Whitehead

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.
__________________________

VOTE ON PROPOSALS
(PLACE "X" ONLY IN ONE BOX)



2.        To ratify the selection of          For    Against    Abstain
          PricewaterhouseCoopers LLP          /_/      /_/        /_/
          as Independent public
          accountants for the fiscal
          year ending July 31, 2000.


3(a).     To modify the fundamental           For    Against    Abstain
          restriction on portfolio            /_/      /_/        /_/
          diversification.


3(b).     To modify and reclassify            For    Against    Abstain
          the fundamental restriction         /_/      /_/        /_/
          on margin transactions.

3(c).     To modify the fundamental           For    Against    Abstain
          restriction on issuing              /_/      /_/        /_/
          senior securities and
          borrowing money.  A vote
          "for" this proposed change to
          the Fund's fundamental
          restrictions would also have
          the effect of a vote "for"
          the proposed modification and
          reclassification of the
          fundamental restriction on
          pledging assets.


3(d).     To modify the fundamental           For    Against    Abstain
          restriction on real estate          /_/      /_/        /_/
          investments.


3(f).     To modify the fundamental           For    Against    Abstain
          restriction on making loans.        /_/      /_/        /_/


3(g).     To modify the fundamental           For    Against    Abstain
          restriction on                      /_/      /_/        /_/
          concentration.


3(h).     To eliminate the                    For    Against    Abstain
          fundamental restriction on          /_/      /_/        /_/
          selling securities short.


3(i).     To eliminate the                    For    Against    Abstain
          fundamental restriction on          /_/      /_/        /_/
          investing for the purpose
          of exercising control.

4.        To transact such other              For    Against    Abstain
          business as may properly            /_/      /_/        /_/
          come before the meeting and
          any adjournments thereof.






--------------------------------------    -----
Signature (PLEASE SIGN WITHIN BOX)        Date


--------------------------------------    -----
Signature (Joint Owners)                  Date